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                             SECURITIES AND EXCHANGE
                                   COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 21, 2003
                                                          --------------

                             DATA TRANSLATION, INC.
                             -----------------------
             (Exact Name of Registrant As Specified In Its Charter)

                                    DELAWARE
                             -----------------------
                 (State or Other Jurisdiction of Incorporation)

                0-21367                                   04-3332230
               ---------                                 ------------
       (Commission File Number)             (I.R.S. Employer Identification No.)

   100 Locke Drive, Marlborough, MA                         01752
----------------------------------------                    -----
(Address of Principal Executive Offices)                 (Zip Code)

                                 (508-481-3700)
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

     On March 21, 2003, Data Translation, Inc. issued a press release announcing that it will file a Form 15 with the Securities and Exchange Commission in 30 days to deregister the company's common stock under the Securities Exchange Act of 1934.

     A copy of Data Translation's press release announcing such events is attached as Exhibit 99.1 hereto and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

     99.1 Press release dated March 21, 2003.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 DATA TRANSLATION, INC.,
Dated: March 21, 2003

                                 By:  /s/ Michael A. DiPoto
                                      ------------------------------------------
                                      Michael A. DiPoto, Chief Financial Officer


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                                INDEX TO EXHIBITS

Exhibit
Number                               Description
------                               -----------
99.1                     Press release dated March 21, 2003